SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                            ------------------------

                                AMENDMENT No.1 TO
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------


       Date of Report (Date of Earliest Event Reported): November 17, 2000

                            Brill Media Company, LLC
             (Exact name of registrant as specified in its charter)


         Virginia                    333-44177              52-2071822
     (State or other               (Commission             (IRS employer
     jurisdiction of               file number)         identification no.)
     incorporation)


                420 N. W. FIFTH STREET, EVANSVILLE, INDIANA 47708
                    (Address of principal executive offices)
                                   (Zip code)

               Registrant's telephone number, including area code:
                                 (812) 423-6200

This Amendment No.1 amends and supplements the current Report on Form 8-K which was filed on December 4, 2000 by Brill Media Company, LLC.

On November 17, 2000, certain wholly-owned subsidiaries of Brill Media Company, LLC (together with its wholly-owned subsidiaries, the "Company") paid $1,099 in cash to acquire 100% of the membership interests of TSB IV, LLC (T4L), a Virginia limited liability company, pursuant to an Agreement for Transfer of Membership Interest (the "Acquisition").

Simultaneously, Mr. Alan Brill made a capital contribution of $1,099 in cash to the Company.

Prior to the transaction, T4L had been a "managed affiliate" of the Company as described in note 9 to the consolidated financial statements included in the Annual Report on Form 10-K of the Company for the fiscal year ended February 29, 2000, and was indirectly owned by Mr. Alan Brill. Accordingly, the transaction will be accounted for similar to a pooling-of-interests.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Item 7 is hereby amended by adding the following financial statements and information:

(a)  Financial Statements of Business Acquired - TSB IV, LLC

     (1)  Report of Independent Auditors

     (2) Statements of Financial Position as of February 28 or 29, 2000, 1999, 1998

     (3) Statements of Operations and Members' Deficiency for the years ended February 28 or 29, 2000, 1999, 1998

     (4) Statement of Cash Flows for the years ended February 28 or 29, 2000, 1999, 1998

     (5)  Notes to Financial Statements

(a)1 Financial Statements of Business Acquired - TSB IV, LLC

     (1) Statements of Financial Position as of August 31, 2000 and February 29, 2000

     (2) Statements of Operations and Members' Deficiency for the six months ended August 31, 2000 and 1999

     (3) Statements of Cash Flows for the six months ended August 31, 2000 and 1999

     (4)  Notes to Financial Statements


(b)  Pro Forma Financial Information of Brill Media Company, LLC

     (1) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended February 29, 2000

     (2) Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended February 29, 2000

     (3) Unaudited Pro Forma Condensed Consolidated Statement of Financial Position as of August 31, 2000

     (4) Notes to Unaudited Pro Forma Condensed Consolidated Statement of Financial Position as of August 31, 2000

     (5) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended August 31, 2000

     (6) Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended August 31, 2000

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BRILL MEDIA COMPANY, LLC

                                    By:  BRILL MEDIA MANAGEMENT, INC.,
                                         Manager

Date: January 10, 2001              By   /s/  ALAN R. BRILL
                                         -----------------------------------
                                              Alan R. Brill
                                    DIRECTOR, PRESIDENT, AND CHIEF
                                    EXECUTIVE OFFICER

Item 7a


                              Financial Statements

                                   TSB IV, LLC
                          (A Limited Liability Company)

          Years ended February 29, 2000 and February 28, 1999 and 1998 with Report of Independent Auditors

                                   TSB IV, LLC
                          (A Limited Liability Company)

                              Financial Statements

          Years ended February 29, 2000 and February 28, 1999 and 1998


                                    Contents

Report of Independent Auditors...............................................1

Financial Statements

Statements of Financial Position.............................................2
Statements of Operations and Members' Deficiency.............................3
Statements of Cash Flows.....................................................4
Notes to Financial Statements................................................5

                         Report of Independent Auditors

Members of TSB IV, LLC

We have audited the accompanying statements of financial position of TSB IV, LLC as of February 29, 2000 and February 28, 1999 and 1998, and the related statements of operations and members' deficiency, and cash flows for each of the three years in the period ended February 29, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TSB IV, LLC at February 29, 2000 and February 28, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended February 29, 2000 in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in fiscal 2000 the Company changed its method of accounting for start-up costs.


January 10, 2001                                      Ernst & Young LLP

                                   TSB IV, LLC
                          (A Limited Liability Company)
                        Statements of Financial Position

                                                                                          February 28 or 29

                                                                                 2000             1999              1998
                                                                       -----------------------------------------------------
Assets
Current assets:
   Cash and cash equivalents                                                $    33,779      $    76,197       $    70,133
   Accounts receivable, net of allowance for doubtful accounts in
     2000 - $14,010, 1999 - $20,000, and 1998 - $7,365                          279,719          321,978           254,673
   Other current assets                                                          21,938           51,684            18,395
                                                                       -----------------------------------------------------
Total current assets                                                            335,436          449,859           343,201

Property and equipment                                                        1,920,219        1,902,206         1,827,675
Less:  Accumulated depreciation                                                 287,115          175,693            71,098
                                                                       -----------------------------------------------------
Net property and equipment                                                    1,633,104        1,726,513         1,756,577

Goodwill and FCC licenses, net of accumulated amortization in
   2000 - $ 434,521, 1999 - $276,514, and 1998 - $118,506                     5,885,791        6,043,798         6,201,806
Other assets, net                                                                   793           14,995            19,989
                                                                       -----------------------------------------------------
                                                                            $ 7,855,124      $ 8,235,165       $ 8,321,573
                                                                       =====================================================
Liabilities and members' deficiency:
Current liabilities:
   Amounts payable to related parties                                       $   464,352      $   249,161       $   233,249
   Accounts payable                                                              37,820           45,178            53,362
   Accrued payroll and other expenses                                            41,066           38,779            40,278
   Current maturities of long-term debt                                           4,011            3,124             3,047
                                                                       -----------------------------------------------------
Total current liabilities                                                       547,249          336,242           329,936

Long-term debt                                                                    6,694           10,652            13,774

Note payable to related party                                                12,296,834       11,215,375         9,792,375

Commitments                                                                          --               --                --

Members' deficiency                                                          (4,995,653)      (3,327,104)       (1,814,512)
                                                                       -----------------------------------------------------
                                                                            $ 7,855,124      $ 8,235,165       $ 8,321,573
                                                                       =====================================================

See accompanying notes.

                                   TSB IV, LLC
                          (A Limited Liability Company)
                Statements of Operations and Members' Deficiency

                                                                                     Years ended February 28 or 29
                                                                                 2000             1999             1998
                                                                       ----------------------------------------------------
Operating revenues:
   Broadcasting                                                            $  2,514,279     $  2,546,905      $  2,315,568
   Agency commissions                                                          (309,789)        (303,324)         (309,066)
   Other                                                                         14,045           12,332            21,868
                                                                       ----------------------------------------------------
                                                                              2,218,535        2,255,913         2,028,370
Operating expenses (income):
   Operating departments                                                      1,866,829        1,914,766         1,737,334
   Management fees                                                              323,741          320,857           307,813
   Time brokerage agreement fee, net                                                 --               --            81,000
   Depreciation                                                                 111,422          104,595            72,737
   Amortization of goodwill, FCC licenses and other                             158,380          163,002           123,218
                                                                       ----------------------------------------------------
                                                                              2,460,372        2,503,220         2,322,102
                                                                       ----------------------------------------------------
Operating loss                                                                 (241,837)        (247,307)         (293,732)

Other income (expense):
   Interest - related party, net                                             (1,411,783)      (1,265,650)       (1,159,609)
   Interest - other, net                                                         (1,100)             365               737
   Amortization of deferred financing costs                                          --               --           (84,500)
   Gain on sale of assets, net                                                       --               --             1,812
   Other, net                                                                        --               --            (8,960)
                                                                       ----------------------------------------------------
                                                                             (1,412,883)      (1,385,285)       (1,250,520)
                                                                       ----------------------------------------------------
Loss before extraordinary item and
   cumulative effect of change in accounting principle                       (1,654,720)      (1,512,592)       (1,544,252)
Extraordinary item                                                                   --               --          (259,915)
Cumulative effect of change in accounting principle                             (13,829)              --                --
                                                                       ----------------------------------------------------
Net loss                                                                     (1,668,549)      (1,512,592)       (1,804,167)
Members' deficiency, beginning of year                                       (3,327,104)      (1,814,512)          (10,345)
                                                                       ----------------------------------------------------
Members' deficiency, end of year                                           $ (4,995,653)    $ (3,327,104)     $ (1,814,512)
                                                                       ====================================================

See accompanying notes.

                                   TSB IV, LLC
                          (A Limited Liability Company)
                            Statements of Cash Flows

                                                                                      Years ended February 28 or 29
                                                                                 2000              1999              1998
                                                                        ----------------------------------------------------
Operating activities
Net loss                                                                     $(1,668,549)     $(1,512,592)      $(1,804,167)
Adjustments to reconcile net loss to net cash used in operating activities:
     Depreciation and amortization                                               269,802          267,597           195,955
     Amortization of deferred financing costs                                         --               --            84,500
     Management fees accrual                                                     213,741          200,857            10,813
     Related party interest accrual                                               (3,001)        (193,967)          187,380
     Additional interest accrual                                                      --               --           337,778
     Extraordinary item                                                               --               --           259,915
     Cumulative effect of change in accounting principle                          13,829               --                --
     Gain on sale of assets, net                                                      --               --            (1,812)
     Changes in operating assets and liabilities, net of the
      effect of the acquisition:
       Accounts receivable                                                        42,259          (67,305)         (131,777)
       Other current assets                                                       29,746          (33,289)          (16,541)
       Accounts payable                                                           (7,358)          (8,184)         (125,483)
       Other accrued expenses                                                      2,287           (1,499)           17,807
                                                                        ----------------------------------------------------
Net cash used in operating activities                                         (1,107,244)      (1,348,382)         (985,632)

Investing activities
Change in restricted cash                                                             --               --           800,219
Purchase of property and equipment                                               (18,012)         (74,531)          (24,738)
Purchase of radio station                                                             --               --        (8,000,000)
Proceeds from sale of assets                                                          --               --            11,419
Increase in other assets                                                              --               (3)         (128,832)
                                                                        ----------------------------------------------------
Net cash used in investing activities                                            (18,012)         (74,534)       (7,341,932)

Financing activities
Increase in amounts and note payable to
  related parties                                                              1,085,909        1,432,025         8,976,462
Payment of deferred financing costs and other                                         --               --          (235,004)
Principal payments on long-term obligations                                       (3,071)          (3,045)       (9,456,974)
Proceeds from long-term borrowings                                                    --               --         9,095,890
                                                                        ----------------------------------------------------
Net cash provided by financing activities                                      1,082,838        1,428,980         8,380,374
                                                                        ----------------------------------------------------
Net increase (decrease) in cash and cash equivalents                             (42,418)           6,064            52,810
Cash and cash equivalents at beginning of year                                    76,197           70,133            17,323
                                                                        ----------------------------------------------------

Cash and cash equivalents at end of year                                     $    33,779      $    76,197       $    70,133
                                                                        ====================================================

Supplemental disclosures of cash flow information:
   Interest paid                                                             $ 1,414,256      $ 1,267,480       $   967,067

See accompanying notes.

                                   TSB IV, LLC
                          (A Limited Liability Company)
                          Notes to Financial Statements

          Years ended February 29, 2000 and February 28, 1999 and 1998

1. Basis of Presentation and Business

The financial statements include the accounts of TSB IV, LLC (the Company) which is owned indirectly by Alan R. Brill (Mr. Brill). The Company owns and operates a radio station in the Evansville, Indiana/Henderson, Kentucky market.

The Company was organized on December 18, 1996 as a limited liability company under the laws of the state of Virginia and has a term of 50 years.

2. Significant Accounting Policies

Cash Equivalents

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided under the straight-line method over the estimated useful lives of the various assets as follows:

             Buildings and improvements              10 to 40 years
             Towers and antennae                     13 to 20 years
             Broadcast equipment                      3 to 13 years
             Furniture and fixtures                   3 to 10 years

Intangible Assets

Goodwill and FCC licenses are being amortized as required by generally accepted accounting principles. Amortization is calculated on the straight-line basis over a period of 40 years.

Long-Lived Assets

The Company annually considers whether indicators of impairment of long-lived assets held for use (including intangibles) are present. If such indicators are present, the Company determines whether the sum of the estimated undiscounted future cash flows is less than their carrying amounts. The Company recognizes any impairment loss based on the excess of the carrying amount of the assets over their fair value. No impairment loss has been recognized during the three years ended February 29, 2000.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


Revenue Recognition

The Company recognizes revenue when an ad is aired.

Advertising

Advertising costs are expensed as incurred and totaled $349,391, $278,561 and $288,985 for the years ended February 29, 2000 and February 28, 1999 and 1998, respectively.

Comprehensive Income

Net loss for the three years in the period ended February 29, 2000 is the same as comprehensive loss.

Recently Issued Accounting Standards

The Company adopted AcSEC Statement of Position 98-5 "Reporting on the Costs of Start-Up Activities" in the first quarter of fiscal 2000 and wrote-off, as required, $13,829 of previously capitalized start-up costs as a cumulative effect of change in accounting principle. All future start-up or preopening costs will be expensed as incurred.

3. Acquisitions and Dispositions

In January 1997, the Company entered into a contract to purchase the assets of a radio station located in Evansville, Indiana/Henderson, Kentucky for $8,000,000 in cash. The Company further contracted to lease the programming of the radio station from the seller under a Time Brokerage Agreement (TBA) beginning in February 1997, for $31,000 per month, until transfer of the FCC license in May 1997.

Accordingly, the accompanying financial statements also reflect the operations of the station pursuant to the TBA arrangement through the purchase date. The acquisition in May 1997, has been accounted for as a purchase effective on such date.

The purchase price was allocated as follows:


        Property and equipment                        $  1,800,000
        Goodwill and FCC license                         6,200,000
                                                      ------------
                                                      $  8,000,000
                                                      ============


4. Property and Equipment

Property and equipment consists of the following:

                                                               February 28 or 29
                                                     2000             1999              1998
                                               -------------------------------------------------
        Land                                     $  200,000        $  200,000       $  200,000
        Buildings and improvements                  254,500           251,000          251,000
        Towers and antennae                         852,871           851,833          851,833
        Broadcast equipment                         457,136           453,952          402,615
        Furniture and fixtures                      155,712           145,421          122,227
                                               -------------------------------------------------
                                                 $1,920,219        $1,902,206       $1,827,675
                                               =================================================

6.  Income Taxes

The Company is a limited liability company whose taxable income or loss for federal and state income tax purposes is ultimately passed through to Mr. Brill. Accordingly, the financial statements include no provision for federal or state income taxes.

7. Long-Term Debt

Long-term debt consists of a purchase money note to a bank payable monthly which matures in September 2002.

Aggregate maturities of long-term obligations during the next three years are as follows:

                Fiscal Year       Amount
                ----------------------------

                2001             $ 4,011
                2002               4,104
                2003               2,590

In March 2000, the Company entered into a capital lease for equipment totaling $262,500 with a related company for $4,589 per month and maturing February 2007.

8. Commitments and Contingencies

The Company leases certain equipment. Rent expense for fiscal 2000, 1999 and 1998 was $9,421, $6,549 and $5,693, respectively. At February 29, 2000 the
Company had no operating leases that have initial or remaining noncancelable terms in excess of one year.

In March 2000, the Company began leasing studio and administrative offices from a related party for $5,333 per month plus reimbursement of common operating costs.

9. Transactions With Related Parties

In addition to the related party transactions discussed in Notes 7 and 8, the Company had the following related party transactions.

Brill Media Company, LP (BMCLP), owned indirectly by Mr. Brill, is a group executive management operation which provides supervisory activities and certain corporate-wide administrative services to the Company. BMCLP earns a fee, paid monthly as permitted, based on a percentage of revenue under standard contractual arrangements. In addition, a wholly-owned subsidiary of Brill Media Company, LLC (together with its wholly-owned subsidiaries, BMCLLC), a related company, provided certain management services to the Company for which it received management fees of $10,000 per month.

The Company incurred management fees to BMCLP and BMCLLC in fiscal 2000, 1999 and 1998 of $323,741, $320,857 and $307,813, respectively. At February 29, 2000 and February 28, 1999 and 1998, $448,293, $234,552 and $33,695 of management fees are unpaid, non-interest-bearing, and are included in amounts payable to related parties in the accompanying statements of financial position.

At February 29, 2000, February 28, 1999 and February 28, 1998, the unsecured note payable to BMCLLC totaled $12,296,834, $11,215,375, and $9,792,375 respectively. The note bears interest at 12%, payable semi-annually. Principal and any outstanding accrued interest is due November 2003. This note replaced the third party borrowings used to purchase the radio station. As part of this transaction, deferred financing costs associated with the original third party financing were written off in the amount of $259,915 and are included in the accompanying statement of operations as an extraordinary item.

Amounts due to related parties at February 29, 2000 and February 28, 1999 also include other operating payables of $16,059 and $14,609 respectively. Amounts due to related parties at February 28, 1998 include other operating payables of $5,616, and accrued interest payable of $193,938.


10. Subsequent Events

On November 17, 2000, certain wholly-owned subsidiaries of Brill Media Company, LLC paid $1,099 in cash to acquire 100% of the membership interests of the Company pursuant to an Agreement for Transfer of Membership Interest.

A subsidiary of Brill Media Company, LLC was the holder of the note payable discussed in Note 9.

                                   TSB IV, LLC
                          (A Limited Liability Company)

                              Financial Statements


                                    Contents


Statements of Financial Position...............................................1
Statements of Operations and Members' Deficiency...............................2
Statements of Cash Flows.......................................................3
Notes to Financial Statements..................................................4

                                   TSB IV, LLC
                          (A Limited Liability Company)

                        Statements of Financial Position

                                                       August 31              February 29
                                                         2000                    2000
                                                 ---------------------------------------
                                                     (Unaudited)
Assets
Current assets:
   Cash and cash equivalents                         $     61,828           $     33,779
   Accounts receivable, net                               283,706                279,719
   Other current assets                                    36,792                 21,938
                                                 ---------------------------------------
Total current assets                                      382,326                335,436

Property and equipment                                  1,863,183              1,920,219
Less:  Accumulated depreciation                           326,043                287,115
                                                 ---------------------------------------
Net property and equipment                              1,537,140              1,633,104

Goodwill and FCC licenses, net                          5,807,393              5,885,791
Other assets, net                                           2,090                    793
                                                 ---------------------------------------
                                                     $  7,728,949           $  7,855,124
                                                 =======================================

Liabilities and members' deficiency
Current liabilities:
   Amounts payable to related parties                $  1,074,216           $    464,352
   Accounts payable                                        43,716                 37,820
   Accrued payroll and other expenses                      38,212                 41,066
   Current maturities of long-term debt                    42,925                  4,011
                                                 ---------------------------------------
Total current liabilities                               1,199,069                547,249

Long-term debt                                            255,761                  6,694

Note payable to related party                          12,371,834             12,296,834

Members' deficiency                                    (6,097,715)            (4,995,653)
                                                 ---------------------------------------
                                                     $  7,728,949           $  7,855,124
                                                 =======================================

See accompanying notes.

                                   TSB IV, LLC
                          (A Limited Liability Company)

                Statements of Operations and Members' Deficiency
                                   (Unaudited)


                                                    Six Months Ended August 31
                                                       2000              1999
                                                -------------------------------

Revenues                                          $   970,493       $ 1,207,958

Operating expenses:
   Operating departments                              867,253           876,929
   Management fees                                    148,314           170,079
   Depreciation                                        79,208            55,344
   Amortization                                        79,190            79,190
                                                -------------------------------
                                                    1,173,965         1,181,542
                                                -------------------------------
Operating income (loss)                              (203,472)           26,416

Other income (expense):
   Interest - related party, net                     (780,438)         (693,605)
   Interest - other, net                               (4,611)             (916)
   Loss on sale of assets, net                       (113,541)               --
                                                -------------------------------
                                                     (898,590)         (694,521)
                                                -------------------------------

Loss before cumulative effect of change in
   accounting principle                            (1,102,062)         (668,105)
Cumulative effect of change in accounting
   principle                                               --            13,829
                                                -------------------------------
Net loss                                           (1,102,062)         (681,934)
Members' deficiency, beginning of period           (4,995,653)       (3,327,104)
                                                -------------------------------
Members' deficiency, end of period                $(6,097,715)      $(4,009,038)
                                                ===============================


See accompanying notes.

                                   TSB IV, LLC
                          (A Limited Liability Company)

                            Statements of Cash Flows
                                   (Unaudited)

                                                                            Six Months Ended August 31
                                                                               2000                 1999
                                                                       -----------------------------------
Operating activities
Net loss                                                                  $(1,102,062)         $  (681,934)
Adjustments to reconcile net loss to net cash used in operating activities:
   Depreciation and amortization                                              158,398              134,534
   Management fees accrual                                                     78,314              110,080
   Related party interest accrual                                             391,572                   30
   Loss on sale of assets, net                                                113,541                   --
   Cumulative effect of change in accounting principle                             --               13,829
   Changes in operating assets and liabilities:
      Accounts receivable                                                      (3,987)             (73,938)
      Other current assets                                                    (14,854)              36,912
      Accounts payable                                                          5,896               17,623
      Other accrued expenses                                                   (2,854)              19,139
                                                                       -----------------------------------
Net cash used in operating activities                                        (376,036)            (423,725)

Investing activities
Purchase of property and equipment                                            (13,229)             (13,884)
Proceeds from sale of assets                                                  223,271                   --
Increase in other assets                                                       (2,090)                  --
                                                                       -----------------------------------
Net cash provided by (used in) investing activities                           207,952              (13,884)

Financing Activities
Increase in amounts and note payable to related parties                       214,978              491,578
Principal payments on long-term obligations                                   (18,845)              (1,640)
                                                                       -----------------------------------
Net cash provided by financing activities                                     196,133              489,938
                                                                       -----------------------------------
Net increase in cash and cash equivalents                                      28,049               52,329
Cash and cash equivalents at beginning of period                               33,779               76,197
                                                                       -----------------------------------
Cash and cash equivalents at end of period                                $    61,828          $   128,526
                                                                       ===================================

See accompanying notes.

                                   TSB IV, LLC
                          (A Limited Liability Company)

                        Notes to the Financial Statements
                                   (Unaudited)

1. Basis of Presentation

          The accompanying unaudited financial statements include the accounts of TSB IV, LLC (the Company), which is indirectly owned by Alan R. Brill. These statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments, consisting of normal recurring accruals, considered necessary for a fair presentation have been included. Operating results for the six-month period ended August 31, 2000 are not necessarily indicative of the results that may be expected for the year ending February 28, 2001. For further information, refer to the audited financial statements for the year ended February 29, 2000.

2. Transactions with Related Parties

          During the first six months of fiscal 2001, the Company entered into a capital lease for equipment totaling $262,500 with a related company payable at $4,589 per month, maturing February 2007.

          In addition, the Company leases studio space and administrative offices from related party for $5,333 per month, plus reimbursement of common operating costs.

3. Subsequent Events

          On November 17, 2000, certain wholly-owned subsidiaries of Brill Media Company, LLC paid $1,099 in cash to acquire 100% of the membership interests of the Company pursuant to an Agreement for Transfer of Membership Interest.

          A subsidiary of Brill Media Company, LLC is the holder of the note payable to a related party as further discussed in Note 9 to the Company's audited financial statements for the year ended February 29, 2000.

                            BRILL MEDIA COMPANY, LLC
                          UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition (the "Acquisition") of TSB IV, LLC by certain wholly owned subsidiaries of Brill Media Company, LLC (the "Company"). The Company has accounted for the Acquisition similar to a pooling-of-interests due to the related party nature of the transaction.

The unaudited pro forma condensed consolidated statement of financial position gives effect to the Aquisition as if it occurred on August 31, 2000. The unaudited pro forma condensed consolidated statements of operations for the year ended February 29, 2000 and six months ended August 31, 2000 give effect to the Acquisition as if it had occurred on March 1, 1999.

The pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable under the circumstances. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the separate historical financial statements of TSB IV, LLC and Brill Media Company, LLC, and related notes thereto included in this Report, in the Quarterly Report on Form 10Q of the Company for the quarter ended August 31, 2000 and in the Annal Report on Form 10K of the Company for the year ended February 29, 2000.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the actual results of operations or financial position that would have occurred had the acquisition by Brill Media Company, LLC of TSB IV, LLC occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position and are not intended to be a projection of future results or trends.

                            BRILL MEDIA COMPANY, LLC
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATONS
                          YEAR ENDED FEBRUARY 29, 2000


                                                                Company         TSB IV, LLC        Pro forma
                                                              Historical        Historical        Adjustments        Pro forma
                                                             ------------------------------------------------------------------
Revenues                                                     $ 42,819,239      $  2,218,535      $   (120,000)A    $ 44,917,774

Operating expenses:
    Operating departments                                      31,861,558         1,866,829                --        33,728,387
    Incentive plan                                                276,300                --                --           276,300
    Management fees                                             2,681,161           323,741          (120,000)A       2,884,902
    Time brokerage agreement fees, net                             19,742                --                --            19,742
    Consulting                                                     24,990                --                --            24,990
    Depreciation                                                1,610,411           111,422                --         1,721,833
    Amortization                                                1,441,164           158,380                --         1,599,544
                                                             ------------------------------------------------------------------
                                                               37,915,326         2,460,372          (120,000)       40,255,698
                                                             ------------------------------------------------------------------
Operating income (loss)                                         4,903,913          (241,837)               --         4,662,076

Other income (expense):
    Interest - managed affiliates                               2,302,002                --        (1,411,783)B         890,219
    Interest - related parties, net                               291,586        (1,411,783)        1,411,783 B         291,586
    Interest - other, net                                     (14,410,027)           (1,100)               --       (14,411,108)
    Amortization of deferred financing costs                   (1,150,948)               --                --        (1,150,948)
    Gain on sale of assets, net                                 6,038,027                --                --         6,038,027
    Other, net                                                   (167,567)               --                --          (167,586)
                                                             ------------------------------------------------------------------
                                                               (7,096,927)       (1,412,883)               --        (8,509,810)
                                                             ------------------------------------------------------------------
Loss before income taxes and cumulative effect of
    change in accounting principle                             (2,193,014)       (1,654,720)               --        (3,847,734)
Income tax provision                                              332,543                --                --           332,543
                                                             ------------------------------------------------------------------
Loss before cumulative effect of change in accounting
    principle                                                  (2,525,557)       (1,654,720)               --        (4,180,277)
Cumulative effect of change in accounting principle               150,979            13,829                --           164,808
                                                             ------------------------------------------------------------------
Net loss                                                     $ (2,676,536)     $ (1,668,549)     $         --      $ (4,345,085)
                                                             ==================================================================

See accompanying notes.

                            BRILL MEDIA COMPANY, LLC
                        NOTES TO THE UNAUDITED PRO FORMA
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 29, 2000


(A) To reflect the elimination of management fees paid by TSB IV, LLC to a wholly owned subsidiary of the Company in the amount of $10,000 per month.

(B) To reflect the elimination of interest expense on a note payable by TSB IV, LLC to a wholly owned subsidiary of the Company.

                            BRILL MEDIA COMPANY, LLC
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                         STATEMENT OF FINANCIAL POSITION
                                 AUGUST 31, 2000


                                                                Company           TSB IV, LLC         Pro forma
                                                               Historical          Historical        Adjustments        Pro forma
                                                             ----------------------------------------------------------------------
Assets
Current assets:
    Cash and cash equivalents                                $  10,654,037      $      61,828      $          --      $  10,715,867
    Accounts receivable, net                                     6,330,483            283,706                 --          6,614,189
    Interest receivable on notes from managed affiliates           613,333                 --           (379,036)A          234,297
    Inventories                                                    438,570                 --                 --            438,570
    Other current assets                                           750,571             36,792                 --            787,361
                                                             ----------------------------------------------------------------------
Total current assets                                            18,786,994            382,326           (379,036)A       18,790,284


Notes receivable from managed affiliates                        20,000,000                 --        (12,371,834)B        7,628,166

Property and equipment                                          29,056,410          1,863,183                 --         30,919,593
Less:  Accumulated depreciation                                 10,290,909            326,043                 --         10,616,952
                                                             ----------------------------------------------------------------------
Net property and equipment                                      18,765,501          1,537,140                 --         20,302,641

Goodwill and FCC licenses, net                                  15,288,019          5,807,393                 --         21,095,412
Covenants not to compete, net                                    2,631,509                 --                 --          2,631,509
Other assets, net                                                5,365,723              2,090                 --          5,367,813
Amounts due from related parties                                 5,751,104                 --                 --          5,751,104
                                                             ----------------------------------------------------------------------
                                                             $  86,588,850      $   7,728,949      $ (12,750,870)     $  81,566,929
                                                             ======================================================================

Liabilities and members' deficiency
Current liabilities:
    Amounts payable to related parties                       $   1,116,525      $   1,074,216      $    (379,036)A    $   1,811,705
    Accounts payable                                             1,540,030             43,716                 --          1,583,746
    Accrued payroll and related expenses                         1,203,323             38,212                 --          1,241,535
    Accrued interest                                             2,780,275                 --                 --          2,780,275
    Other accrued expenses                                         174,307                 --                 --            174,307
    Current maturities of long-term obligations                  1,355,657             42,925                 --          1,398,582
                                                             ----------------------------------------------------------------------
Total current liabilities                                        8,170,117          1,199,069           (379,036)         8,990,150

Long-term notes and other obligations                          136,079,179            255,761                 --        136,334,940
Note payable to related party                                           --         12,371,834        (12,371,834)B               --
Members' deficiency                                            (57,660,446)        (6,097,715)                --        (63,758,161)
                                                             ----------------------------------------------------------------------
                                                             $  86,588,850      $   7,728,949      $ (12,750,870)     $  81,566,929
                                                             ======================================================================

                            BRILL MEDIA COMPANY, LLC
                        NOTES TO THE UNAUDITED PRO FORMA
                             CONDENSED CONSOLIDATED
                         STATEMENT OF FINANCIAL POSITION
                                 AUGUST 31, 2000


(A)  To reflect the elimination of related party interest.

(B)  To reflect the elimination of a related party note.

                            BRILL MEDIA COMPANY, LLC
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATONS
                        SIX MONTHS ENDED AUGUST 31, 2000



                                                              Company           TSB IV, LLC         Pro forma
                                                             Historical         Historical          Adjustments          Pro forma
                                                           ------------------------------------------------------------------------
Revenues                                                   $ 22,863,817        $    970,493        $   (101,729)AB     $ 22,936,039

Operating expenses:
    Operating departments                                    16,892,155             867,253             (41,729)A        17,801,137
    Management fees                                           1,417,942             148,314             (60,000)B         1,626,256
    Depreciation                                                895,731              79,208                  --             974,939
    Amortization                                                702,408              79,190                  --             781,598
                                                           ------------------------------------------------------------------------
                                                             19,908,236           1,173,965            (101,729)         21,183,930
                                                           ------------------------------------------------------------------------
Operating income (loss)                                       2,955,581            (203,472)                 --           2,752,109

Other income (expense):
    Interest - managed affiliates                             1,226,667                  --            (756,731)C           469,936
    Interest - related parties, net                             100,748            (780,441)            756,731 C            77,041
    Interest - other, net                                    (7,535,404)             (4,611)                 --          (7,540,015)
    Amortization of deferred financing costs                   (446,614)                 --                  --            (446,614)
    Loss on sale of assets, net                                 (17,296)           (113,541)                 --            (130,837)
    Other, net                                                  (80,113)                                     --             (80,113)
                                                           ------------------------------------------------------------------------
                                                             (6,752,012)           (898,590)                 --          (7,650,602)
                                                           ------------------------------------------------------------------------
Loss before income taxes                                     (3,796,431)         (1,102,062)                 --          (4,898,493)
Income tax provision                                             94,877                  --                  --              94,877
                                                           ------------------------------------------------------------------------
Net loss                                                   $ (3,891,308)       $ (1,102,062)       $         --        $ (4,993,370)
                                                           ========================================================================

See accompanying notes.

                            BRILL MEDIA COMPANY, LLC
                        NOTES TO THE UNAUDITED PRO FORMA
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED AUGUST 31, 2000


(A) To eliminate the rent for studio space and related occupancy expenses paid by TSB IV, LLC to the Company.

(B) To reflect the elimination of management fees paid by TSB IV, LLC to the Company in the amount of $10,000 per month.

(C)  To reflect the elimination of interest expense on the related party note.